UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2012

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The consolidated financial statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 of Duke Energy Corporation are included in its Annual Report on Form 10-K for the year ended December 31, 2011 filed on February 28, 2012. The audited consolidated financial statements and related consolidated financial statement schedule as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 of Progress Energy, Inc. and the related Reports of Independent Registered Public Accounting Firm are included in its Annual Report on Form 10-K for the year ended December 31, 2011 filed on February 29, 2012, and such consolidated financial statements, along with the related Report of Independent Registered Public Accounting Firm, are attached hereto as Exhibit 99.1. Throughout Exhibit 99.1, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc., which are wholly-owned subsidiaries of Progress Energy, Inc., shall be referred to as PEC & PEF, respectively.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information for the year ended December 31, 2010 was previously included in the Registration Statement on Form S-4 (the “Form S-4”) of Duke Energy Corporation filed on March 17, 2011 and amended on April 8, 2011, April 25, 2011, May 13, 2011, June 20, 2011 and declared effective by the SEC on July 7, 2011. Unaudited pro forma condensed combined consolidated financial information for the year ended December 31, 2011 is attached hereto as Exhibit 99.2. Throughout Exhibit 99.2, references to “this document” or any Notes shall be references to the Form S-4 and the Notes therein.

(d)	Exhibits.

The information exhibits are filed herewith.

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements and related consolidated financial statement schedule as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 of Progress Energy, Inc. and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 2, 2012	By:	/s/ Steven K. Young

Name:	Steven K. Young

Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements and related consolidated financial statement schedule as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 of Progress Energy, Inc. and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.